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                         Vally Community Bancshares,Inc.

                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph E. Riordan, the Chief Financial Officer of Valley Community Bancshares, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-K of the Company for the year ended December 31, 2002 (the "Form 10-K"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 3, 2003

                                       By /s/ Joseph E. Riordan
                                          --------------------------
                                       Joseph E. Riordan
                                       Executive Vice President and
                                       Chief Financial Officer

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